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                                                                 EXHIBIT 10.3.15


                      SUBSTRATE SALES AMENDMENT AGREEMENT


                 THIS SUBSTRATE SALES AMENDMENT AGREEMENT (this "Amendment"), dated as of November 17, 1995, is made among Komag, Incorporated, a Delaware corporation ("Komag"), Komag Material Technology, Inc., a Delaware corporation ("KMT"), and Kobe Steel, Ltd., a Japanese company ("Kobe").

                 WHEREAS, Komag, KMT and Kobe are parties to a Finished Sales Substrate Agreement dated as of March 10, 1989 (the "Substrate Agreement"); and

                 WHEREAS, Komag and Kobe Steel USA Holdings, Inc. are parties to a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") and it is a condition precedent to the effectiveness of such Stock Purchase Agreement that the parties hereto execute and deliver this Amendment.

                 NOW, THEREFORE, subject to the terms and conditions hereof, the parties hereto agree as follows:

                 1     Definitions.  All capitalized terms used in this
Amendment and not otherwise defined herein shall have the meanings assigned to them in the Substrate Agreement.

                 2     Amendments to the Substrate Agreement.

                 (a) Amendments. The Substrate Agreement shall be amended as follows, effective as of the date of satisfaction of the occurrence of the Closing, as defined in the Stock Purchase Agreement:

                       (i) Section 1.2 of the Substrate Agreement is hereby amended by deleting such Section 1.2 in its entirety and by inserting in lieu thereof the following new Section 1.2:

                       "1.2   "Cost" will be determined quarterly and shall be
                 KMT's cost from the prior fiscal quarter (including operating expenses and other expenses) before tax in accordance with generally accepted accounting principles consistently applied with the exception that all costs relating to stock options shall be excluded.

                       (ii) Section 3.2 of the Substrate Agreement is hereby amended by deleting such Section 3.2 in its entirety and by inserting in lieu thereof the phrase "Intentionally Omitted."

                       (iii) Section 8.1 of the Substrate Agreement is hereby amended by (a) deleting "Richard C. Spalding" and by inserting in lieu thereof "Andrew B. Koslow" and (b) deleting all text relating to Graham & James and by inserting in lieu thereof the following new text:

                                  "Graham & James
                                   One Maritime Plaza
                                   Suite 300


                                      1.
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                                   San Francisco, CA  94111
                                   Attention:  Michael R. Moyle, Esq.
                                   Facsimile:  (415) 391-2493"

                       (iv) Section 8.11 of the Substrate Agreement is hereby amended by adding ", California" after the occurrence of "Palo Alto" appearing therein.

                 (b) Amendment to Table of Contents. The Table of ontents of the Substrate Agreement shall be amended to the extent necessary to reflect the amendments to the Substrate Agreement made in subsection (a).

                 (c) References Within Substrate Agreement. Each eference in the Substrate Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Substrate Agreement as amended by this Amendment.

                 3     Miscellaneous.

                 (a) Substrate Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Substrate Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. Without limitation, the provisions of Sections 8.4, 8.5, 8.6,
8.10 and 8.15 of the Substrate Agreement shall be deemed to be applicable to this Amendment.

                 (b) Complete Agreement; Amendments. This Amendment, together with the Substrate Amendment, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of the Substrate Agreement.

                 (c) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

                 (d) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                 (e) Interpretation. This Amendment is the result of negotiations among the parties hereto and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against a particular party merely because of such party's involvement in the preparation thereof.



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                 IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, as of the date first above written.

                                        KOMAG, INCORPORATED


                                        By
                                           -------------------------------------
                                           Title:



                                        KOMAG MATERIAL TECHNOLOGY, INC.


                                        By
                                           -------------------------------------
                                           Title:



                                        KOBE STEEL, LTD.


                                        By
                                           -------------------------------------
                                           Title:



                                       3.